MET INVESTORS SERIES TRUST

SUPPLEMENT DATED JUNE 15, 2009

TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2009

MFS® EMERGING MARKETS EQUITY PORTFOLIO

This Supplement is made as of June 15, 2009 to the Statement of Additional Information of Met Investors Series Trust (the “Trust”) dated May 1, 2009.

The information appearing in “Appendix D — Portfolio Managers” to the Trust’s Statement of Additional Information regarding MFS® Emerging Markets Equity Portfolio (the “Portfolio”) is deleted in its entirety and replaced with the following:

The Adviser has provided the Trust with the following information regarding the Portfolio’s portfolio managers identified in the Trust’s Prospectus. The table below list the number of other accounts managed by each such portfolio manager as of May 31, 2009 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the table also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below the table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager’s management of the Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers’ compensation as of December 31, 2008. As of May 31, 2009, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

MFS® Emerging Markets Equity Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category*	Number of Accounts in Category	Total Assets in Accounts in Category
Nicholas D. Smithie	Registered Investment Companies	5	$1.2 Billion	0	N/A
	Other Pooled Investment Vehicles	2	$104 Million	0	N/A
	Other Accounts	0	N/A	0	N/A

Jose Luis Garcia	Registered Investment Companies	12	$7.9 Billion	0	N/A
	Other Pooled Investment Vehicles	3	$453 Million	0	N/A
	Other Accounts	2	$90 Million	0	N/A

Robert Lau	Registered Investment Companies	1	$1.8 Billion	0	N/A
	Other Pooled Investment Vehicles	1	$125 Million	0	N/A
	Other Accounts	3	$585 Million	0	N/A

*	Includes the Portfolio

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Material Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts, and has adopted policies and procedures designed to address potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there are securities which are suitable for the Portfolio’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Portfolio’s trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio’s investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio’s ability to participate in volume transactions will produce better executions for the Portfolio.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment.

Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 10%) than performance bonus.

•	Performance Bonus – Generally, the performance bonus represents a majority of portfolio manager total cash compensation.

With respect to Mr. Smithie, performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter. Messrs. Garcia’s and Lau’s performance bonuses are based on a combination of quantitative and qualitative factors.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2008, the following benchmarks were used:

Portfolio Manager	Benchmarks

Mr. Smithie	Lipper Emerging Markets Funds
Lipper Global Growth Funds
MSCI Emerging Markets Index
MSCI World Index
Lipper Global Large-Cap Growth Funds

Mr. Garcia	Lipper Latin America Funds
Lipper International Mult-Cap Core Funds
Lipper Variable International Growth Funds
MSCI Emerging Markets Index
Standard & Poor’s EMI Latin American
Lipper Emerging Markets Funds

Mr. Lau	Standard & Poor’s Pan Asia ex Japan & Taiwan Broad Market Index
MSCI AC Asia ex Japan

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package, including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Nicholas D. Smithie	X

Jose Luis Garcia	X

Robert Lau	X

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